                                  Exhibit 99.2

                            Joint Filer Information

Name of Joint Filer:                         THL Holdco, LLC

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA 02110

Relationship of Joint Filer to
Issuer:                                      10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL HOLDCO, LLC

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Thomas H. Lee Partners, L.P.

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARTNERS, L.P.
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Thomas H. Lee Parallel
                                             Fund VI, L.P.

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction
Required to be Reported (Month/Day/Year):    September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         Thomas H. Lee Parallel (DT)
                                             Fund VI, L.P.

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Equity Fund VI Investors
                                             (Ceridian), LP

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN), LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Equity Fund VI Investors
                                             (Ceridian) II, LP

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) II, LP
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Equity Fund VI Investors
                                             (Ceridian) III, LLC

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) III, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019

                                  Exhibit 99.2

                            Joint Filer Information

                                  (continued)

Name of Joint Filer:                         THL Equity Fund VI Investors
                                             (Ceridian) IV, LLC

Address of Joint Filer:                      c/o Thomas H. Lee Partners, L.P.
                                             100 Federal Street, 35th Floor
                                             Boston, MA  02110

Relationship of Joint Filer to Issuer:       10% Owner
                                             Director

Issuer Name and Ticker or Trading Symbol:    Ceridian HCM Holding Inc. [CDAY]

Date of Earliest Transaction Required to be
Reported (Month/Day/Year):                   September 6, 2019

Designated Filer:                            Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (CERIDIAN) IV, LLC
By: THL Equity Advisors VI, LLC, its Manager
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By:  /s/ Charles P. Holden
     ------------------------------
     Name: Charles P. Holden
     Title:  Managing Director

Dated: September 10, 2019